Exhibit 99.2

Second Quarter 2024 Results & Outlook July 25, 2024

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - lo oking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commissi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Cons ume rs Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no ob ligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com . Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations , a channel of distribution. Presentation endnotes are included after the appendix. 2

3 Investment Thesis . . . . . . is simple, clean and lean. Over two decades of industry - leading financial performance Industry - leading net zero commitments Excellence through the Top - tier regulatory jurisdiction a Premium total shareholder r eturn 6% to 8% adjusted EPS growth + ~3% dividend yield Presentation endnotes are included after the appendix. Strong Cash Flow & Balance Sheet Attractive & Diversified Territory Clean Energy Leader Infrastructure Renewal Constructive Law & Regulation Affordable Prices

Michigan's Strong Regulatory Environment . . .

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
- **Supportive incentives**
  - ✓ Constructive ROEs for Renewable Portfolio Standard
  - ✓ Energy waste reduction incentives
  - ✓ FCM adder on PPAs
- **Appointed commissioners**

☐ Enhanced w/ 2023 Energy Law

2024

Electric

- ✓ Mar. 1st: Order $92M, 9.9% ROE U-21389
- May 31st: Filed Rate Case $325M[a], 10.25% ROE U-21585
- By Mar. 31, 2025: Expected Order U-21585

Gas

- ✓ Jul. 23rd: Settlement Approved $62.5M[b], 9.9% ROE U-21490
- Dec.: File Gas Rate Case

Renewable Energy Plan (REP)

- Nov.: File REP

Presentation endnotes are included after the appendix.

. . . provides constructive outcomes and forward-looking visibility.

4

Needed Customer Investments . . .

Customer Investments

Clean Energy Transformation (REP & IRP)[a]

Electric Reliability Roadmap

Natural Gas Delivery Plan

Key Affordability Drivers

✓ **CE Way cost savings**
- ~$220M since 2020

✓ **Large episodic savings (PPAs/coal exit)**
- >$200M savings through 2025

✓ **Economic development**
- >1,300 MW of new or expanding load since 2015[b]

✓ **Energy Waste Reduction programs**
- >$6B in customer savings since 2009, >2% reduction in customer usage per year

Presentation endnotes are included after the appendix.

. . . enabled by key affordability drivers.

5

6 Commentary Amount Financial Results & Outlook . . . . . . o n track to deliver in 2024 and beyond. Long - Term Outlook 2024 Full - Year Outlook YTD 2024 Results $1.63 Adjusted EPS Toward the high end Up 11¢ $3.06 – $3.12 $2.06 Adjusted EPS Guidance Annual Dividend Per Share Toward the high end ~60% payout over time Up $1.5 vs. prior plan +6% to +8% Adjusted EPS Growth Dividend Per Share Growth Utility Capital Plan ($B) a $17 $3.29 – $3.35 Up vs. 2023 with confidence in the full year +6% to +8% Presentation endnotes are included after the appendix.

7 2023 Weather Rates & Investment Cost Savings & Productivity (incl. Storms) Usage, Non-Utility, Tax & Other Normal Weather Rates & Investment Cost Savings & Productivity (incl. Storms) Usage, Non-Utility, Tax & Other 2024 2024 Adjusted EPS . . . . . . continued confidence toward the high end. First Half 18 ¢ Six Months To - Go 0¢ – 6 ¢ Presentation endnotes are included after the appendix. $3.29 – $3.35 (5)¢ $ 3.11 13¢ 13 ¢ 20 ¢ 12¢ (35) ¢ – (41) ¢ (3) ¢ 9¢ First Half $1. 63 First Half $1 .45 2024 2023 $1.61 $1.36 Reported EPS 0.02 0.09 Adjustments a $ 1.63 $ 1.45 Adjusted EPS a First Half EPS Results x

8 $1,100M (Dec - 2027) $550M (Dec - 2027) $250M (Nov - 2025) Consumers Energy CMS Energy 2024 Planned Financings . . . Financings a . . . fund customer investments and provide ample liquidity. Presentation endnotes are included after the appendix. ~$2 .5 B b of net liquidity 5 - yr 4.60% x ~$70/ sh x YTD Plan ($M) ($M) Consumers Energy: $600 ~$1,275 First Mortgage Bonds CMS Energy: ~266 ~266 Contracted Equity (issued) Retirements (incl. term loans): -- 302 Consumers Energy 250 250 CMS Energy

9 Recession Industry - Leading Financial Performance . . . . . . for over two decades, regardless of conditions. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024+ Recession Adjusted EPS a Dividend +6% to +8% Weather Help Hurt Cold winter Mild summer Warm winter Hot summer Mild summer Cold winter Polar vortex Mild summer Warm winter Hot summer Hot summer Summer - less Storms Hot summer Storms Hot summer Warm winter Warm winter Mild winter Governor (D) Governor (R) Governor (D) Commission (D) Commission (D) Commission (R) Commission (I) Commission (D) Dave Joos John Russell Patti Poppe K. Whipple Recession / Pandemic Presentation endnotes are included after the appendix. Garrick Rochow Mild w/ storms Hot summer

10 Q&A Thank You! 10

11 Appendix 11

12 2024 Sensitivities . . . . . . r eflect effective risk mitigation. Presentation endnotes are included after the appendix. Full - Year Impact OCF Adj. EPS Sensitivity ($M) 27 15 + + ( ¢) 7 4 + + 1% 1 + + Sales a Electric (~37,000 GWh) Gas (~311 Bcf) 60 + 0 + 50 ¢ + Gas Prices 8 6 + + 2 1 + + 10 bps 10 + + Utility Earned ROE Electric Gas <1 <1 25 bps + Interest Rates 0 3 100 bps + Effective Tax Rate (18%) + + + + Electric Residential Commercial Industrial 4¢ 2½ 3¢ (1% Full Year in Volume) 2024 Adj. EPS Sensitivities Gas ½ ~½ ~½

13 43% 20% 37% Customer Investment Plan . . . . . . delivers benefits for customers and investors. New Utility Investment Plan Rate Base Growth Clean Energy Generation Electric Distribution & Other Gas Utility $17B ’24 – ’28 63 % Electric utility investment x EE incentive moving from 20% to 22.5% (at 2% YoY load reduction) x ~9% FCM on new PPAs for clean energy contracts x NorthStar – DIG re - contracting opportunities Other Growth Drivers b 2023 2028 $ 24.6 B $35.2B ~ 7½%/ yr a ~ 40 % of investments support the Clean Energy Transformation Presentation endnotes are included after the appendix.

Strong Balance Sheet . . .

CMS ENERGY

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	A1	A+
Commercial Paper	A-2	P-2	F-2
Outlook	Stable	Stable	Stable
CMS Energy			
Senior Unsecured	BBB	Baa2	BBB
Junior Subordinated	BBB-	Baa3	BB+
Outlook	Stable	Stable	Stable
Last Review	**Aug. 2023**	**Mar. 2024**	**Apr. 2024**

Key Strengths

Consumers Energy:

- ✓ **Forward-looking recovery**
- ✓ **Constructive rate construct**
- ✓ **Strong operating cash flow generation**

CMS Energy:

- ✓ **100% fixed rate debt**
- ✓ **Hybrid debt (w/equity credit)**
- ✓ **Limited near-term maturities**

. . . maintains credit metrics and solid investment-grade ratings.

14

15 15 ENDNOTES

16 Slide 3: a RRA state regulatory energy rankings, February 2024. Regulatory Research Associates, a group within S&P Global Commodity Insights Slide 4: a $325M position includes a $22M surcharge related to distribution investments made in 2023 above prior approved levels b $62.5M of effective rate relief ($35M of higher revenue as permanent rate relief and $27.5M retained gain share from the Appliance Service Plan ( ASP ) business sale used as an offset in lieu of additional rate relief during the test year) Slide 5: a Renewable Energy Plan and Integrated Resource Plan b New or expanding load since 2015 as of June 2024 Slide 6: a $17B utility capital investment plan (2024 - 2028), up $1.5B from prior plan (2023 - 2027) Slide 7: a Adjusted EPS; see GAAP reconciliation on slide 18 Slide 8 : a Excludes tax - exempt remarketing in October 2024 b $1,835M in unreserved revolvers + $676M of unrestricted cash; excludes cash unavailable for debt retirement, such as cash held at NorthStar Slide 9 : a Excludes discontinued operations Slide 12: a Reflects 2024 sales forecast; weather - normalized Slide 13: a Assumes $24.6B rate base in 2023, $35.2B in 2028, CAGR b Over plan period years 2024 - 2028 Presentation Endnotes 16

17 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income ava ila ble to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impa irm ents, restructuring costs, business optimization initiative, changes in accounting principles, voluntary separation program, changes in federal tax policy, regulatory items f rom prior years, unrealized gains or losses from mark - to - market adjustments, or other items. Management views adjusted earnings as a key measure of the company’s present operating fi nancial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure a nd assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavo rab ly, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable futu re period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the r epo rted earnings. 17

CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) 18

19 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited) 4Q Net Income Available to Common Stockholders $ 285 $ 195 $ 202 $ 195 $ 174 $ 306 Reconciling items: Electric utility and gas utility 4 2 3 30 6 3 Tax impact (1) (*) (1) (7) (2) (1) NorthStar Clean Energy - - - - - - Tax impact - - - - - - Corporate interest and other - - - - - - Tax impact - - - - - - Adjusted Net Income – Non-GAAP $ 288 $ 197 $ 204 $ 217 $ 178 $ 308 Average Common Shares Outstanding – Diluted 297.2 298.5 291.2 291.3 291.4 292.7 Diluted Earnings Per Average Common Share $ 0.96 $ 0.65 $ 0.69 $ 0.67 $ 0.60 $ 1.05 Reconciling items: Electric utility and gas utility 0.01 0.01 0.01 0.10 0.01 0.01 Tax impact (*) (*) (*) (0.02) (*) (0.01) NorthStar Clean Energy - - - - - - Tax impact - - - - - - Corporate interest and other - - - - - - Tax impact - - - - - - Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 0.97 $ 0.66 $ 0.70 $ 0.75 $ 0.61 $ 1.05 * Less than $0.5 million or $0.01 per share. 3Q In Millions, Except Per Share Amounts 2023 1Q 2Q 1Q 2Q 2024